Exhibit 10.45
FIRST AMENDMENT TO THE DISTRIBUTION AND SUPPLY AGREEMENT
     This First Amendment (“Agreement”) to the Distribution and Supply Agreement (“Distribution Agreement”) dated April 13, 2005 (“Effective Date”) by and between Spectrum Pharmaceuticals, Inc. (“Spectrum”) and CURA Pharmaceutical Co., Inc. (“CURA”) is entered into and is effective as of February 28, 2006, hereinafter referred to as “Party” and collectively as “Parties”.
     WHEREAS, the Parties wish to amend certain terms of the Distribution Agreement, as set forth below.
     NOW, THEREFORE, in consideration of the mutual covenants, promises and agreements set forth herein, the Parties hereby agree as follows:
1.	The second and third recitals shall be deleted and replaced in their entirety with the following:

WHEREAS, CURA is a distributor and seller of pharmaceutical products in the Territory and desires to obtain a semi-exclusive right to, distribute, promote and sell the product supplied by SPECTRUM in the Territory;

WHEREAS, SPECTRUM has agreed, subject to the terms and conditions of the Agreement, to grant CURA the semi-exclusive right to distribute the Product in the Territory and to supply to CURA on an semi-exclusive basis in the Territory all of CURA’s requirements of the Product;

2.	Section 2.1 shall be deleted and replaced in its entirety with the following:

SPECTRUM hereby grants to CURA and CURA hereby accepts, the semi-exclusive right to distribute, promote and sell the Product in the Territory subject to the terms and conditions of this Agreement. CURA hereby grants to SPECTRUM and SPECTRUM accepts, the exclusive right to supply the Product to CURA for sale in the Territory subject to the terms and conditions of this Agreement. For purposes of this Agreement, “semi-exclusive right” shall mean that Spectrum shall be able to grant the same rights to a third party.
     Except as provided herein, all other terms and conditions of the Distribution Agreement shall remain in full force and effect.
     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the first date written above.

SPECTRUM PHARMACEUTICALS, INC.		CURA PHARMACEUTICAL CO., INC.

By:	/s/ Shyam Kumaria	By:	/s/ Fabio Lanzieri

	Shyam Kumaria		Fabio Lanzieri

Its:	V.P., Finance	Its:	CEO and President